Exhibit 99.1

Teradyne Reports Revenue Growth in Second Quarter and First Half 2016

•	Q2’16 revenue of $532 million, up 4% from Q2’15 and 23% from Q1’16

•	Universal Robots revenue increased 102% from Q2’15 and 1H’16 up 82% from 1H’15 on a standalone basis

•	First half 2016 revenue up 13% from first half 2015

	Q2’16	Q2’15	Q1’16	1H 2016	1H 2015
Orders (mil)	$471	$529	$389	$860	$1,019
Revenue (mil)	$532	$513	$431	$963	$855
GAAP EPS	$(1.10)	$0.48	$0.24	$(0.85)	$0.62
Non-GAAP EPS	$0.55	$0.53	$0.31	$0.86	$0.70

NORTH READING, Mass. – July 27, 2016 – Teradyne, Inc. (NYSE: TER) reported revenue of $532 million for the second quarter of 2016 of which $435 million was in Semiconductor Test, $49 million in System Test, $25 million in Industrial Automation, and $22 million in Wireless Test. GAAP net loss for the second quarter was $(223.5) million or $(1.10) per share, which included a Wireless Test goodwill and intangible asset impairment charge of $338.3 million. On a non-GAAP basis, Teradyne’s net income in the second quarter was $112.4 million, or $0.55 per diluted share, which excluded the Wireless Test goodwill and intangible asset impairment charge as well as acquired intangible asset amortization, restructuring and other charges and discrete income tax adjustments.

Orders in the second quarter of 2016 were $471 million of which $391 million were in Semiconductor Test, $30 million in System Test, $26 million in Industrial Automation, and $23 million in Wireless Test.

“Strong customer demand for our semiconductor test products drove second quarter revenue to the highest level in 4 years and contributed to our highest first half revenue in 15 years,” said CEO and President Mark Jagiela. “On the bookings front, we saw continued solid System-on-a-Chip test demand in the mobile device market, record orders for our Magnum family of memory test systems, and another quarter of explosive growth in collaborative robot demand.

“At the same time, we’ve seen a significant decline in the projected size of the wireless production test market served by our Wireless Test segment. In light of this, we’ve written down the goodwill and intangible asset carrying values of this segment. While disappointing, we’re taking the actions necessary to put the business on a solid financial foundation for the future.

“Looking ahead, our guidance for the third quarter reflects continued strength in Industrial Automation, seasonal patterns in Semiconductor Test, and continued weakness in Wireless Test.”

Guidance for the third quarter of 2016 is revenue of $375 million to $405 million, with GAAP net income of $0.22 to $0.30 per diluted share and non-GAAP net income of $0.23 to $0.30 per diluted share. Non-GAAP guidance excludes acquired intangible asset amortization and includes non-GAAP tax adjustments.

Webcast

A conference call to discuss the second quarter results, along with management’s business outlook, will follow at 10 a.m. ET, Thursday, July 28. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude goodwill and intangible asset impairment charges, acquired intangible asset amortization, pension actuarial gains and losses, fair value inventory step-up related to Universal Robots, discrete income tax adjustments, restructuring and other, and a gain from the sale of an equity investment. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes pension actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP financial measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation equipment for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation products include Collaborative Robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In

2015, Teradyne had revenue of $1.64 billion and currently employs approximately 4,200 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations, market conditions, earnings per share, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program and a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, future events, future earnings per share, future payment of dividends, future repurchases of common stock or future availability of, or borrowing under, a credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, earnings per share, dividend payments, repurchases of common stock or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; market acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the consummation and success of any mergers or acquisitions; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or debt under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Quarterly Report on Form 10-Q for the period ended April 3, 2016. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR SECOND FISCAL QUARTER OF 2016

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended			Six Months Ended
	July 3, 2016	April 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
Net revenues	$531,792	$430,994	$512,739	$962,787	$855,140
Cost of revenues (exclusive of acquired intangible asset amortization shown separately below) (1) (2)	248,922	200,662	214,171	449,584	364,149

Gross profit	282,870	230,332	298,568	513,203	490,991

Operating expenses:
Engineering and development (1)	76,109	73,464	75,832	149,573	147,282
Selling and administrative (1)	81,425	79,174	77,073	160,599	149,114
Acquired intangible asset amortization	16,244	19,994	15,258	36,238	29,066
Goodwill impairment (3)	254,946	—	—	254,946	—
Restructuring and other (4)	85,947	1,587	(385)	87,534	(385)

Operating expenses	514,671	174,219	167,778	688,890	325,077
(Loss) income from operations	(231,801)	56,113	130,790	(175,687)	165,914
Interest and other (5)	984	1,079	1,346	2,062	8,660

(Loss) income before income taxes	(230,817)	57,192	132,136	(173,625)	174,574
Income tax (benefit) provision	(7,271)	7,206	29,257	(65)	38,908

Net (loss) income	$(223,546)	$49,986	$102,879	$(173,560)	$135,666

Net (loss) income per common share:
Basic	$(1.10)	$0.24	$0.48	$(0.85)	$0.63

Diluted	$(1.10)	$0.24	$0.48	$(0.85)	$0.62

Weighted average common shares—basic	203,018	204,271	213,845	203,645	215,516

Weighted average common shares—diluted	203,018	205,732	215,496	203,645	217,154

Cash dividend declared per common share	$0.06	$0.06	$0.06	$0.12	$0.12

Net orders	$470,983	$389,417	$528,693	$860,400	$1,019,050

(1) Pension actuarial gains included in our operating results were as follows:
	Quarter Ended			Six Months Ended
	July 3, 2016	April 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
Cost of revenues	$(221)	$(393)	$—	$(614)	$—
Engineering and development	(221)	(394)	—	(615)	—
Selling and administrative	(227)	(406)	—	(633)	—

	$(669)	$(1,193)	$—	$(1,862)	$—

(2) Cost of revenues includes:
	Quarter Ended			Six Months Ended
	July 3, 2016	April 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
Provision for excess and obsolete inventory	$7,742	$4,373	$14,441	$12,115	$15,881
Sale of previously written down inventory	(5,151)	(1,168)	(2,745)	(6,319)	(4,676)
Inventory step-up	—	—	595	—	595

	$2,591	$3,205	$12,291	$5,796	$11,800

(3) Goodwill impairment related to Teradyne's Wireless Test business segment.

(4) Restructuring and other consists of:
	Quarter Ended			Six Months Ended
	July 3, 2016	April 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
Wireless Test business segment intangible asset impairment	$83,339	$—	$—	$83,339	$—
Impairment of fixed assets and expenses related to Japan earthquake	5,051	—	—	5,051	—
Property insurance recovery and proceeds	(5,051)	—	—	(5,051)	—
Contingent consideration fair value adjustment	1,305	1,173	(1,600)	2,478	(1,600)
Employee severance	1,303	414	255	1,717	255
Acquisition costs	—	—	960	—	960

	$85,947	$1,587	$(385)	$87,534	$(385)

(5) Interest and other includes:
	Quarter Ended			Six Months Ended
	July 3, 2016	April 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
Gain from the sale of an equity investment	$—	$—	$(624)	$—	$(5,406)

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	July 3, 2016	December 31, 2015
Assets
Cash and cash equivalents	$381,095	$264,705
Marketable securities	442,154	477,696
Accounts receivable	349,547	211,293
Inventories, net	129,278	153,588
Deferred tax assets	—	54,973
Prepayments	103,131	91,519
Other current assets	7,681	6,194

Total current assets	1,412,886	1,259,968

Net property, plant and equipment	264,555	273,414
Marketable securities	282,545	265,928
Deferred tax assets	72,708	7,404
Other assets	13,074	13,080
Retirement plans assets	2,811	636
Intangible assets, net	122,069	239,831
Goodwill	237,210	488,413

Total assets	$2,407,858	$2,548,674

Liabilities
Accounts payable	$103,090	$92,358
Accrued employees' compensation and withholdings	89,167	113,994
Deferred revenue and customer advances	190,920	85,527
Other accrued liabilities	47,150	43,727
Contingent consideration	1,050	15,500
Accrued income taxes	23,972	21,751

Total current liabilities	455,349	372,857

Retirement plans liabilities	106,618	103,531
Long-term deferred revenue and customer advances	26,927	25,745
Deferred tax liabilities	16,110	26,663
Long-term other accrued liabilities	33,411	32,156
Long-term contingent consideration	23,864	21,936

Total liabilities	662,279	582,888

Shareholders' equity	1,745,579	1,965,786

Total liabilities and shareholders' equity	$2,407,858	$2,548,674

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Six Months Ended
	July 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
Cash flows from operating activities:
Net (loss) income	$(223,546)	$102,879	$(173,560)	$135,666
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	15,976	16,885	32,168	36,230
Amortization	16,710	16,256	37,180	31,395
Provision for excess and obsolete inventory	7,742	14,441	12,115	15,881
Stock-based compensation	7,532	7,442	15,457	15,405
Contingent consideration adjustment	1,305	(1,600)	2,478	(1,600)
Goodwill impairment	254,946	—	254,946	—
Intangible asset impairment	83,339	—	83,339	—
Deferred taxes	(15,962)	(8,540)	(21,458)	(10,371)
Impairment of fixed assets	4,179	—	4,179	—
Property insurance recovery and proceeds	(5,051)	—	(5,051)	—
Retirement plans actuarial gains	(669)	—	(1,862)	—
Non-cash charge for the sale of inventories revalued at the date of acquisition	—	595	—	595
Gain from the sale of an equity investment	—	(624)	—	(5,406)
Tax benefit related to stock options and restricted stock units	—	(892)	—	(892)
Other	92	2,571	576	1,154
Changes in operating assets and liabilities, net of business acquired:
Accounts receivable	(95,678)	(117,744)	(138,230)	(142,493)
Inventories	30,924	17,540	30,222	23,500
Prepayments and other assets	(12,509)	10,908	(13,657)	14,054
Accounts payable and accrued expenses	34,565	73,542	(15,192)	53,392
Deferred revenue and customer advances	77,777	4,647	106,072	5,685
Retirement plans contributions	(1,048)	(980)	(2,298)	(1,999)
Accrued income taxes	58	18,599	6	23,261

Net cash provided by operating activities	180,682	155,925	207,430	193,457

Cash flows from investing activities:
Purchases of property, plant and equipment	(26,259)	(24,961)	(46,593)	(46,110)
Purchases of available-for-sale marketable securities	(215,533)	(254,615)	(437,311)	(590,250)
Proceeds from maturities of available-for-sale marketable securities	54,566	91,194	128,024	231,416
Proceeds from sales of available-for-sale marketable securities	95,428	482,761	334,798	631,400
Proceeds from property insurance	5,051	—	5,051	—
Acquisition of business, net of cash acquired	—	(282,332)	—	(282,332)
Proceeds from the sale of an equity investment	—	624	—	5,406
Proceeds from life insurance	—	—	—	1,098

Net cash (used for) provided by investing activities	(86,747)	12,671	(16,031)	(49,372)

Cash flows from financing activities:
Issuance of common stock under stock option and stock purchase plans	8,756	8,979	17,896	17,878
Repurchase of common stock	(28,782)	(81,666)	(56,783)	(128,316)
Dividend payments	(12,172)	(12,808)	(24,425)	(25,857)
Tax benefit related to stock options and restricted stock units	—	892	—	892
Payment of revolving credit facility costs	—	(2,253)	—	(2,253)
Payment of contingent consideration	—	—	(11,697)	—

Net cash used for financing activities	(32,198)	(86,856)	(75,009)	(137,656)

Increase in cash and cash equivalents	61,737	81,740	116,390	6,429
Cash and cash equivalents at beginning of period	319,358	218,945	264,705	294,256

Cash and cash equivalents at end of period	$381,095	$300,685	$381,095	$300,685

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	July 3, 2016	% of Net Revenues			April 3, 2016	% of Net Revenues			July 5, 2015	% of Net Revenues
Net revenues	$531.8				$431.0				$512.7

Gross profit—GAAP	$282.9	53.2%			$230.3	53.4%			$298.6	58.2%
Inventory step-up	—	—			—	—			0.6	0.1%
Pension mark-to-market adjustment (1)	(0.2)	0.0%			(0.4)	-0.1%			—	—

Gross profit—non-GAAP	$282.7	53.2%			$229.9	53.3%			$299.2	58.4%

(Loss) income from operations—GAAP	$(231.8)	-43.6%			$56.1	13.0%			$130.8	25.5%
Goodwill impairment (2)	254.9	47.9%			—	—			—	—
Restructuring and other (3)	85.9	16.2%			1.6	0.4%			(0.4)	-0.1%
Acquired intangible asset amortization	16.2	3.0%			20.0	4.6%			15.3	3.0%
Pension mark-to-market adjustment (1)	(0.7)	-0.1%			(1.2)	-0.3%			—	—
Inventory step-up	—	—			—	—			0.6	0.1%

Income from operations—non-GAAP	$124.5	23.4%			$76.5	17.7%			$146.3	28.5%

			Net (Loss) Income per Common Share				Net Income per Common Share				Net Income per Common Share
	July 3, 2016	% of Net Revenues	Basic	Diluted	April 3, 2016	% of Net Revenues	Basic	Diluted	July 5, 2015	% of Net Revenues	Basic	Diluted
Net (loss) income—GAAP	$(223.5)	-42.0%	$(1.10)	$(1.10)	$50.0	11.6%	$0.24	$0.24	$102.9	20.1%	$0.48	$0.48
Goodwill impairment (2)	254.9	47.9%	1.26	1.24	—	—	—	—	—	—	—	—
Restructuring and other (3)	85.9	16.2%	0.42	0.42	1.6	0.4%	0.01	0.01	(0.4)	-0.1%	(0.00)	(0.00)
Acquired intangible asset amortization	16.2	3.0%	0.08	0.08	20.0	4.6%	0.10	0.10	15.3	3.0%	0.07	0.07
Interest and other (4)	—	—	—	—	—	—	—	—	(0.6)	-0.1%	(0.00)	(0.00)
Pension mark-to-market adjustment (1)	(0.7)	-0.1%	(0.00)	(0.00)	(1.2)	-0.3%	(0.01)	(0.01)	—	—	—	—
Inventory step-up	—	—	—	—	—	—	—	—	0.6	0.1%	0.00	0.00
Exclude discrete tax adjustments (5)	25.1	4.7%	0.12	0.12	(2.5)	-0.6%	(0.01)	(0.01)	0.2	0.0%	0.00	0.00
Tax effect of non-GAAP adjustments	(45.5)	-8.6%	(0.22)	(0.22)	(3.5)	-0.8%	(0.02)	(0.02)	(3.4)	-0.7%	(0.02)	(0.02)

Net income—non-GAAP	$112.4	21.1%	$0.55	$0.55	$64.4	14.9%	$0.32	$0.31	$114.6	22.4%	$0.54	$0.53

GAAP and non-GAAP weighted average common shares—basic	203.0				204.3				213.8
GAAP weighted average common shares—diluted	203.0				205.7				215.5
Include dilutive shares	1.9				—				—

Non-GAAP weighted average common shares—diluted	204.9				205.7				215.5

(1) Actuarial gains recognized under GAAP in accordance with Teradyne's mark-to-market pension accounting.

(2) Goodwill impairment related to Teradyne's Wireless Test business segment.

(3) Restructuring and other consists of:
	Quarter Ended
	July 3, 2016	April 3, 2016	July 5, 2015
Wireless Test business segment intangible asset impairment	$83.3	$—	$—
Impairment of fixed assets and expenses related to Japan earthquake	5.1	—	—
Property insurance recovery and proceeds	(5.1)	—	—
Contingent consideration fair value adjustment	1.3	1.2	(1.6)
Employee severance	1.3	0.4	0.2
Acquisition costs	—	—	1.0

	$85.9	$1.6	$(0.4)

(4)	For the quarter ended July 5, 2015, Interest and other included a gain from the sale of an equity investment.

(5)	For the quarters ended July 3, 2016, April 3, 2016 and July 5, 2015, adjustment to exclude discrete income tax items. For the quarter ended July 3, 2016, adjustment to treat Wireless Test business segment goodwill and intangible asset impairments as discrete tax items.

	Six Months Ended
	July 3, 2016	% of Net Revenues			July 5, 2015	% of Net Revenues
Net Revenues	$962.8				$855.1

Gross profit—GAAP	$513.2	53.3%			$491.0	57.4%
Inventory step-up	—	—			0.6	0.1%
Pension mark-to-market adjustment (1)	(0.6)	-0.1%			—	—

Gross profit—non-GAAP	$512.6	53.2%			$491.6	57.5%

(Loss) income from operations—GAAP	$(175.7)	-18.2%			$165.9	19.4%
Goodwill impairment (2)	254.9	26.5%			—	—
Restructuring and other (3)	87.5	9.1%			(0.4)	0.0%
Acquired intangible asset amortization	36.2	3.8%			29.1	3.4%
Pension mark-to-market adjustment (1)	(1.9)	-0.2%			—	—
Inventory step-up	—	—			0.6	0.1%

Income from operations—non-GAAP	$201.0	20.9%			$195.2	22.8%

			Net (Loss) Income per Common Share				Net Income per Common Share
	July 3, 2016	% of Net Revenues	Basic	Diluted	July 5, 2015	% of Net Revenues	Basic	Diluted
Net (loss) income—GAAP	$(173.6)	-18.0%	$(0.85)	$(0.85)	$135.7	15.9%	$0.63	$0.62
Goodwill impairment (2)	254.9	26.5%	1.25	1.24	—	—	—	—
Restructuring and other (3)	87.5	9.1%	0.43	0.43	(0.4)	0.0%	(0.00)	(0.00)
Acquired intangible asset amortization	36.2	3.8%	0.18	0.18	29.1	3.4%	0.14	0.13
Interest and other (4)	—	—	—	—	(5.4)	-0.6%	(0.03)	(0.02)
Pension mark-to-market adjustment (1)	(1.9)	-0.2%	(0.01)	(0.01)	—	—	—	—
Inventory step-up	—	—	—	—	0.6	0.1%	0.00	0.00
Exclude discrete tax adjustments (5)	22.7	2.4%	0.11	0.11	(1.6)	-0.2%	(0.01)	(0.01)
Tax effect of non-GAAP adjustments	(49.0)	-5.1%	(0.24)	(0.24)	(5.8)	-0.7%	(0.03)	(0.03)

Net income—non-GAAP	$176.8	18.4%	$0.87	$0.86	$152.2	17.8%	$0.71	$0.70

GAAP and non-GAAP weighted average common shares—basic	203.6				215.5
GAAP weighted average common shares—diluted	203.6				217.2
Include dilutive shares	1.7				—

Non-GAAP weighted average common shares—diluted	205.3				217.2

(1) Actuarial gains recognized under GAAP in accordance with Teradyne's mark-to-market pension accounting.

(2) Goodwill impairment related to Teradyne's Wireless Test business segment.

(3) Restructuring and other consists of:
	Six Months Ended
	July 3, 2016				July 5, 2015
Wireless Test business segment intangible asset impairment	$83.3				$—
Impairment of fixed assets and expenses related to Japan earthquake	5.1				—
Property insurance recovery and proceeds	(5.1)				—
Contingent consideration fair value adjustment	2.5				(1.6)
Employee severance	1.7				0.2
Acquisition costs	—				1.0

	$87.5				$(0.4)

(4)	For the six months ended July 5, 2015, Interest and other included a gain from the sale of an equity investment.

(5)	For the six months ended July 3, 2016 and July 5, 2015, adjustment to exclude discrete income tax items. For the six months ended July 3, 2016, adjustment to treat Wireless Test business segment goodwill and intangible asset impairments as discrete tax items.

GAAP to Non-GAAP Reconciliation of Third Quarter 2016 guidance:

GAAP and non-GAAP third quarter revenue guidance:	$375 million	to	$405 million
GAAP net income per diluted share	$0.22		$0.30
Exclude acquired intangible asset amortization	0.04		0.04
Non-GAAP tax adjustment	(0.03)		(0.04)

Non-GAAP net income per diluted share	$0.23		$0.30

For press releases and other information of interest to investors, please visit Teradyne's homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

Andy Blanchard 978-370-2425

Vice President of Corporate Relations